UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2024

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.04    Temporary Suspension of Trading Under Registrant’s Benefit Plans

Effective as of December 16, 2024, the Globe Life Inc. Savings and Investment Plan (the “Plan”) will change record keepers from Empower Retirement to Fidelity Investments (“Fidelity”).

This change in record keeper will necessitate a blackout period during which participants in the Plan will be unable to effect certain transactions with respect to their Plan accounts. During the blackout period, certain transactions in the Globe Life Inc. Stock Fund (a fund which invests in shares of Globe Life Inc.’s common stock) will be suspended and Plan participants will be unable to access their account balances and other information, transfer or diversify their investments in the plan, or obtain a withdrawal, loan or distribution from the Plan.

The blackout period will commence at 3:00 p.m. Central Time on December 6, 2024 and is scheduled to end during the week of December 29, 2024. During the week of December 29, 2024, information regarding whether the blackout period has ended may be obtained, free of charge, by calling Fidelity at 800-835-5095. No trades can be processed during the blackout period.

Notice of this blackout period was sent, on November 14, 2024, to all affected directors and officers. The foregoing description of the notice is qualified in its entirety by reference to the notice, which is attached to this Form 8-K as Exhibit 99.1 and which is incorporated by reference herein.

Questions about Section 306(a) of the Sarbanes-Oxley Act or questions regarding the blackout period or the blackout period notice should be addressed to Dana Sigler at Globe Life Inc. (972-569-4075 or dssigler@globe.life), 3700 South Stonebridge Drive, McKinney, Texas, 75070. During the blackout period and for a period of two years after the ending date of the blackout period, information regarding the actual beginning and ending dates of the blackout period may also be obtained, free of charge, by contacting Dana Sigler at Globe Life Inc. (972-569-4075 or dssigler@globe.life), 3700 South Stonebridge Drive, McKinney, Texas, 75070.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

(99.1)    Notice of Blackout Period for the Globe Life Inc. Savings and Investment Plan

(104)    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: November 14, 2024

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary